Exhibit 10.22(d)

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 3 TO

NON-EXCLUSIVE LICENSE AND DEVELOPMENT AGREEMENT

This Amendment to Non-Exclusive License And Development Agreement (“Amendment No. 3”), effective as of February 16, 2024 (“Amendment No. 3 Effective Date”), is entered into by and between FUJIFILM CELLULAR DYNAMICS, INC., having a place of business at 525 Science Drive, Madison, WI 53711 (“FCDI”), and SANA BIOTECHNOLOGY, INC., having a place of business at 188 East Blaine Street, Suite 400, Seattle, WA 98102 (“Licensee”).

WHEREAS, the parties entered into the certain Non-Exclusive License And Development Agreement dated February 1, 2021 and amended on April 12, 2021 and October 26, 2021 (the “License Agreement”). The parties wish to amend the License Agreement as set forth herein.

In consideration of the covenants and conditions contained herein, the parties hereby agree to the following:

1.
The definition of Specification Notice Window in Section 1 shall be deleted and replaced in its entirety with:

“Specification Notice Window” shall mean, on a Licensed Product-by-Licensed Product basis, the period of time starting on the Effective Date and ending on the earlier of (a) date that is the [***] anniversary of the Effective Date, and (b) the date of the commencement of the first to occur of Clinical Activities or Commercial Activities for such Licensed Product or one or more diseases associated with such Licensed Product within the Field.

2.
Section 2.1 shall be deleted and replaced in its entirety with:

2.1
Research License. Subject to the terms and conditions of this Agreement, FCDI hereby grants to Licensee for a term of [***] from the Effective Date, a non‑exclusive, non-transferable license under the Licensed IP [***]. For the avoidance of doubt, the foregoing license includes the right to [***]. The foregoing grant includes the right of Licensee to engage Licensee Service Providers pursuant to Licensee Service Provider Agreements, to transfer Approved iPSC Lines to them pursuant to this Agreement, and to sublicense

Confidential

the rights under this Section 2.1 (Research License) to Licensee Service Providers solely for the purposes of performance of Internal Research in the Field in the Territory. For the avoidance of doubt, the foregoing grant of rights to Licensee shall not include any rights in the Excluded Field.

3.
Section 4.2 shall be deleted and replaced in its entirety with:

4.2
Annual Maintenance Fee. During the Term Licensee shall pay to FCDI, as a maintenance fee, [***] (USD $[***]) (“Maintenance Fee”) within [***] after Licensee’s receipt of FCDI’s invoice therefor, to be provided by FCDI after each anniversary of the Effective Date, such Maintenance Fee shall be deemed fully earned upon its due date and non-refundable when paid in consideration for continuing access to the Licensed IP; provided that that Licensee shall not be required to pay the Maintenance Fee after the [***] anniversary of the Effective Date unless Licensee has delivered a Specification Notice to FCDI in accordance with Section 4.3; and further provided that once Licensee has delivered a Specification Notice to FCDI in accordance with Section 4.3, Licensee shall pay the Maintenance Fee to FCDI as set forth in this Section 4.2.

4.
Section 4.3 shall be deleted and replaced in its entirety with:
4.3
Specification Notice and License Fee. On a Licensed Product-by-Licensed Product basis, Licensee may deliver a Specification Notice during the Specification Notice Window for such Licensed Product, setting forth a Licensed Product to be a Specified Product, together with the Specified Indication(s) therefor and the Approved iPSC Line (cGMP‑grade iPSC Line) from which such Specified Product is Derived. Upon delivery of each Specification Notice, Licensee shall pay to FCDI an amount equal to the sum of (a) (i) $[***] in respect of every Specified Indication set forth in a Specification Notice for Specified Products that are [***] or (ii) $[***] in respect of every Specified Indication set forth in a Specification Notice for Specified Products other than [***] and (b) (i) $[***] in respect of each Specified Indication set forth in such Specification Notice if such Specification Notice is delivered on or before the [***] anniversary of the Effective Date or (ii) $[***] for each Specified Indication set forth in such Specification Notice if such Specification Notice is delivered after the [***] anniversary of the Effective Date, but on or before the [***] anniversary thereof, due and payable upon delivery of each Specification Notice. Notwithstanding the foregoing, if Licensee selects any (a) [***] or (b) [***], as a Specified Indication, then Licensee shall only pay the foregoing license fee for (i) each of the [***] distinct [***]and (ii) each of the [***], as applicable; provided that each such (y) [***] or (z) [***], as applicable, selected as Specified Indications (the [***] of each (y) and (z) for which Licensee shall pay the foregoing license fee and any additional (A) [***] or (B) [***] for which Licensee shall not pay the

Confidential

foregoing license fee) shall each be a Specified Indication, and its associated Licensed Product as set forth in the respective Specification Notice shall be a Specified Product.
5.
Section 14.1 shall be deleted and replaced in its entirety with:

14.1
Term. Unless terminated sooner in accordance with the terms set forth herein, the license granted pursuant to Section 2.1 (Research License) of this Agreement and this Agreement shall expire on the [***] anniversary of the Effective Date if, as of such date, no Specified Product (and related Specified Indication) has been selected by Licensee as contemplated herein. Otherwise, with respect to any particular Approved iPSC Line and the Specified Products and other Derivative Cells therefrom and the licenses related thereto granted hereunder, on a Specified Product-by-Specified Product and country-by-country basis, the “Term” shall mean the period from the Effective Date to the date on which the obligation to pay royalties in such country in the Territory with respect to such Specified Product has expired; provided that upon expiration of the Term for a Specified Product in a country, the license granted to Licensee pursuant to Section 2.2 (Clinical and Therapeutic Use License) shall become irrevocable and perpetual for such Specified Product in such country, subject to Section 4.5 (Royalties and Duration). This Agreement shall expire upon expiration of all obligations to pay royalties in all countries and jurisdictions in the Territory.
6.
The parties agree that the License Agreement shall be treated as having remained in full force and effect until the Amendment No. 3 Effective Date.
7.
Except as expressly set forth herein, the terms and conditions of the License Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 3 and the License Agreement, the terms and conditions set forth in this Amendment No. 3 shall control with respect to the subject matter hereof.
8.
No provision of this Amendment No. 3 may be amended or otherwise modified except by a writing signed by the parties. The parties may execute this Amendment No. 3 in counterparts, each of which will be deemed an original, but all of which constitute one and the same agreement. This Amendment No. 3 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals. This Amendment No. 3 shall be governed by the laws of the State of Wisconsin.

IN WITNESS HEREOF, the parties, by their duly authorized representatives, have executed this Amendment No. 3 as of the Amendment No. 3 Effective Date.

FCDI:	LICENSEE:

Confidential

FUJIFILM CELLULAR DYNAMICS, INC.	SANA BIOTECHNOLOGY, INC.
By: /s/ Tomoyuki Hasegawa__________ Name: Tomoyuki Hasegawa______ Title: President and CEO______________	By: /s/ Max Zeiberg____________ Name: Max Zeiberg_____________ Title: VP, Business Development____